Destiny Select, Prevail, Premier Advisor

and Firstar Summit Variable Annuity Contracts

MetLife Investors Insurance Company

MetLife Investors Variable Annuity Account One

MetLife Investors Insurance Company of California

MetLife Investors Variable Annuity Account Five

Supplement Dated February 22, 2005,

to

Prospectuses Dated May 1, 2004 and May 1, 2001

MetLife Investors Insurance Company and MetLife Investors Insurance Company of California (the “Companies”) are parties to an application with the Securities and Exchange Commission (“SEC”) requesting an order to allow the Companies to remove certain variable investment options (“Existing Funds”) and substitute new options (“Replacement Funds”) as shown below. Not all of the Existing Funds described below are available in your Contract. To the extent that a Replacement Fund is not currently available as an investment option under your Contract, such Replacement Fund will be added as an investment option on or before the date of the substitution.

The Companies believe that the proposed substitutions are in the best interest of Contract holders. In each case, the Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Companies will bear all expenses related to the substitutions, and they will have no tax consequences for you.

The Companies anticipate that, if such order is granted, the proposed substitutions will occur on or about May 1, 2005. You will receive notice of the substitutions.

The proposed substitutions and respective advisers and/or sub-advisers are:

Existing Fund and Current Adviser (with Current Sub-Adviser as noted)	Replacement Fund and Sub-Adviser
VIP Contrafund Fund (Initial Class) (Fidelity Management & Research Company)	Lord Abbett Growth and Income Portfolio (Class A) (Lord, Abbett & Co. LLC) (“Lord, Abbett”)
AllianceBernstein Real Estate Investment Portfolio (Class A) (Alliance Capital Management, L.P.)	Neuberger Berman Real Estate Portfolio (Class A) (Neuberger Berman Management, Inc.)
MFS Investors Trust Series (Initial Class) (Massachusetts Financial Services Company) (“MFS”) AND Oppenheimer Capital Appreciation Fund/VA (Class A) (OppenheimerFunds, Inc.) (“Oppenheimer”)	Oppenheimer Capital Appreciation Portfolio (Class A) (Oppenheimer)
MFS High Income Series (Initial Class) (MFS)	Lord Abbett Bond Debenture Portfolio (Class A) (Lord, Abbett)
Scudder Government & Agency Securities Portfolio (Class A) (Deutsche Investment Management Americas, Inc.)	Salomon Brothers U.S. Government Portfolio (Class A) (Salomon Brothers Asset Management Inc)
SVS Dreman Small Cap Value Portfolio (Class A) (Deutsche Investment Management Americas Inc.) (Sub-Adviser – Dreman Value Management LLC)	Third Avenue Small Cap Value Portfolio (Class A) (Third Avenue Management, LLC)

Please note that:

•	No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

•	The elections you have on file for allocating your account value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

•	You may transfer amounts in your Contract among the variable investment options and the fixed account option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract.

•	If you make one transfer from one of the above Existing Funds before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

•	On the effective date of the substitution, your account value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

•	There will be no tax consequences to you.

The Company expects to complete the substitutions after the approval of the SEC. Approval of some portions of the substitutions may also be required from certain state insurance authorities. Following the substitutions, we will send you a prospectus for the Replacement Funds in the Met Investors Series Trust and Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of transfers.

Please contact us at 1-800-343-8496 if you have any questions.